******************************************************************************
*
    Household Finance Corporation
    Household Affinity Funding Corporation
May-97
    Household Affinity Credit Card Master Trust I, Series 1993
16-Jun-97

******************************************************************************
*

    *** Trust Portfolio Activity Summary ***

    Performance Ratios (expressed as a percentage of Principal Receivables)
       Payment Rate
24.877%
       Annualized Gross Cash Yield (excluding principal recove
18.756%
       Annualized Net Default Rate
7.274%
       Annualized Portfolio Yield
11.482%

    Delinquency status of accounts:
       5 - 29 days ($)
232,690,039.29
       5 - 29 days (%)     (Gross/Gross)
3.76%
       30 - 59 days($)
77,850,924.40
       30 - 59 days (%)     (Gross/Gross)
1.26%
       60+ days ($)
178,747,026.50
       60+ days (%)     (Gross/Gross)
2.89%
            Total ($)
489,287,990.19
            Total (%)     (Gross/Gross)
7.91%

    Collections
       Principal
1,452,204,079.21
       Finance Charge
66,267,653.05
       Fees
9,639,664.61
       Allocated Interchange
19,722,061.57
       Other Recoveries
380,489.86
       Principal Recoveries
1,232,780.47
       Total
1,549,446,728.77

    Adjustment Payments
0.00
    Transfer Deposit Amount
0.00

       Gross Principal Defaults
38,466,576.70
       Principal Recoveries
       Defaulted Receivables Repurchased Pursuant to Article 2
0.00
       Defaulted Receivables Repurchased Pursuant to Article 3
0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec
37,233,796.23

    *** Reallocated Investor Finance Charge and Administrative Collections ***

    Reallocated Investor Finance Charge and Administrative Col
16,677,851.59
    Investor Defaulted Amount (Gross)
6,630,512.35
    Series Adjusted Portfolio Yield
11.387%

    *** Class A Invested Percentage Allocations ***

    Class A Invested Percentage
84.9996411%
    Fixed Class A Invested Percentage
84.9996411%

    Class A Monthly Interest (Due) [Section 4.08(a)]
4,710,000.00
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
0.00
    Class A Additional Interest (Due) [Section 4.08(a)]
0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)
0.00
    Class A Investor Default Amount
5,635,911.70
    Allocable Servicing Fee (Due) [Section 3]
1,764,713.33
    Previously unpaid Allocable Servicing Fee
0.00

    Class A Required Amount [Section 4.09(a)]
0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect
0.00
         From Cash Collateral Account Withdrawls [Section 4.14
0.00
         From Subordinated Principal Collections [Section 4.15
0.00
         Total ("Funded Class A Required Amount")
0.00

    Class A Invested Percentage of Reallocated FC&A [Section 4
14,176,114.00
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
2,065,488.96
    Funded Class A Required Amount
0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat
0.00
    Total Available for Class A Invested Percentage Allocation
12,110,625.04

    Class A Monthly Interest (Paid)
4,710,000.00
    Overdue Class A Monthly Interest (Paid)
0.00
    Class A Additional Interest (Paid)
0.00
    Overdue Class A Additional Interest (Paid)
0.00
    Reimb. of Class A Investor Default Amount (Paid)
5,635,911.70
    Allocable Servicing Fee (Paid)
1,764,713.33
    Previously unpaid Allocable Servicing Fee (Paid)
0.00

    Class A Interest Shortfall
0.00

    *** Class B Invested Percentage Allocations ***

    Class B Invested Percentage
5.0003400%
    Fixed Class B Invested Percentage
5.0003400%

    Class B Monthly Interest (Due) [Section 4.08(b)]
233,840.42
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
0.00
    Class B Additional Interest (Due) [Section 4.08(b)]
0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)
0.00
    Class B Investor Default Amount
331,548.16

    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In
0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]
0.00
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
0.00

    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]
331,548.16
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
331,548.16

    Class B Invested Percentage of Reallocated FC&A [Section 4
833,949.28
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
600,108.86
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In
0.00
    Funded Class B Default Amount
331,548.16
    Total Available for Class B Floating Allocations
565,388.58

    Class B Monthly Interest (Paid)
233,840.42
    Overdue Class B Monthly Interest (Paid)
0.00
    Class B Additional Interest (Paid)
0.00
    Overdue Class B Additional Interest (Paid)
0.00
    Reimbursement Class B Investor Default Amount (Paid)
331,548.16

    Class B Interest Shortfall
0.00

    *** Collateral Invested Percentage Allocations ***

    Collateral Invested Percentage
10.0000189%

    Collateral Monthly Interest (Due) [Section 4.08(c)]
629,415.61
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)
0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]
0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08
0.00
    Collateral Investor Default Amount
663,052.49

    Collateral Invested Percentage of Reallocated FC&A [Sectio
1,667,788.31
    Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)
1,038,372.70
    From Excess Reallocated FC&A to Fund Collateral Investor D
663,052.49
    Total Available for Collateral Invested Percentage Allocat
1,292,468.10

    Collateral Monthly Interest (Paid)
629,415.61
    Overdue Collateral Monthly Interest (Paid)
0.00
    Collateral Additional Interest (Paid)
0.00
    Overdue Collateral Additional Interest (Paid)
0.00
    Reimbursement of Collateral Default Amount (Paid)
663,052.49

    Collateral Interest Shortfall
0.00

    *** Reimbursement of Shortfalls ***

    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)
2,065,488.96
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)
600,108.86
          Excess Collateral Interest Reallocated FC&A [Section
1,038,372.70
             Total
3,703,970.52
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]
0.00
        Allocated to reimburse Class A Investor Charge-Offs [S
0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
0.00
        Allocated to fund the Class B Investor Default Amount
331,548.16
        Allocated to reimburse Class B Invested Amount reducti
0.00
        Allocated to unpaid Allocated Servicing Fee from previ
0.00
        Allocated to fund the Collateral Default Amount [Secti
663,052.49
        Allocated to reimburse Collateral Invested Amount redu
0.00
        Allocated to the Cash Collateral Account [Section 4.13
0.00
        Allocated pursuant to the Collateral Agreement [Sectio
2,709,369.87

    Subordinated Principal Collections [Section 4.15]
37,548,522.43
       Allocated to Class A Required Amount [Section 4.15(a)]
0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.15(b)]
0.00
        Allocated to fund the Class B Investor Default Amount
0.00

    *** Amortization Allocations ***

    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield TeNot Triggered
       Other Amortization Events                                     Not
Triggered
    Transaction Period
REVOLVING

    Principal Allocation Percentage                           N/A
    Principal Allocation Percentage Numerator                 N/A

    Available Investor Principal Collections
         Investor Principal Collections
231,253,157.04
         Subordinated Principal Collections
0.00
         Series Allocable Miscellaneous Payments
0.00
         Series 1993-1 Excess Principal Collections
0.00
         [Subordinated Series Reallocated Principal Collection
0.00
      Available Investor Principal Collections
231,253,157.04

    Collateral Principal Collections
25,694,849.16

    Controlled Distribution Amount                            N/A
    Class A Monthly Principal (Due) [Section 4.09(a)]
0.00
    Class A Monthly Principal (Paid)
0.00

    Deficit Controlled Amortization Amount
0.00

    Total Available to Pay Class B Monthly Principal
231,253,157.04
    Class B Monthly Principal (Due) [Section 4.09(b)]
0.00
    Class B Monthly Principal (Paid)
0.00

    Collateral Monthly Principal (Due) [Section 4.09(c)]
0.00
    Collateral Monthly Principal (Paid)
0.00

    Series 1993-1 Principal Shortfall
0.00
    Trust Excess Principal Collections
256,948,006.20

    *** Funding Accounts ***

    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders
0.00
    Class A Principal Funding Account Balance                 N/A

    Class B Principal Funding Account deposits
0.00
    Principal Distributed to Class B Certificateholders
0.00
    Class B Principal Funding Account Balance                 N/A

    Class A Interest Payment/Deposit
       from Collection Account
4,710,000.00
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders
4,710,000.00
       Principal Funding Account Balance                      N/A

    Class B Interest Payment/Deposit
       from Collection Account
233,840.42
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders
233,840.42
       Principal Funding Account Balance                      N/A

    Class A Investor Charge-Offs
0.00
    Reimbursement of Class A Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs
0.00

    Reduction of Class B Invested Amount (Other than Class B I
0.00
    Class B Investor Charge-Offs
0.00
    Reimbursement of Class B Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R
0.00

    Reduction of the Collateral Invested Amount
0.00
    Previous month's ending Collateral Invested Amount
105,883,000.00
    Current Month's ending Collateral Invested Amount
105,883,000.00
    Reimbursement of Collateral Invested Amount reductions
0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti
0.00

    Unpaid current Allocated Servicing Fee
0.00
    Reimbursement of unpaid Allocated Servicing Fee
0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee
0.00

    *** Receivables Outstanding & Invested Amounts ***

    Principal Receivables outstanding [Last Month]
6,142,736,239.29
    Average Principal outstanding based upon additional accoun
6,142,736,239.29
    Principal Receivables outstanding
6,097,970,723.18
    Finance Charge and Administrative Receivables outstanding
90,753,980.47

    Class A Invested Amount
900,000,000.00
    Class B Invested Amount
52,945,000.00
    Collateral Invested Amount
105,883,000.00

    Series Adjusted Invested Amount
1,058,828,000.00
    Series Required Sellers Amount
74,117,960.00
    Required Collateral Amount
105,883,000.00
    Available Collateral Amount
105,883,000.00

    Class A Certificate Balance
900,000,000.00
    Class B Certificate Balance
52,945,000.00

    *** Cash Collateral Account ***

    Cash Collateral Account [Section 4.14]
       Begin Balance
0.00
       Deposit of Excess Collections
0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount
0.00
          To reimburse Class A Investor Charge-Offs
0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative Excess Interest Amount
0.00
          To fund the Class B Investor Default Amount
0.00
          To reimburse Class B Invested Amount reductions
0.00
                 Total
0.00
       Deposit of Collateral Monthly Principal
0.00
       Net Available
0.00
       Required Cash Collateral Amount
0.00
       Collateral Surplus
0.00
       Cash Collateral Account Surplus
0.00
       End Balance
0.00

    Collateral Surplus (Prime)
0.00
    Cash Collateral Account Surplus (Prime)
0.00


    CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
5.233333333
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
5.233333333

    B. Calculation of Class A Interest

       1. Calculation of Class A Certificate Rate
         a. One-month LIBOR
5.687500%
         b. Spread
0.200000%
         c. Class A Certificate Rate
5.887500%
       2. Beginning Invested Amount
900,000,000.00
       3. Number of Days in the Interest Period
32

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of Finance Charge & Administrative R
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class A Invested Percentage
84.9996411%
          (b) Principal Allocation Percentage                 N/A

       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account
0.00
          (b) Total amount on deposit in Principal
              Funding Account                                 N/A

       4. Delinquent Balances
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)   (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class A Investor Default Amount
5,635,911.70

       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with respect to the Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Da
0.00

       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date
1,764,713.33

       8. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class A Pool Factor
1.00000000

    E. Receivables Balances

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47

    F. Class B Certificates

       1. Class B Invested Amount as of the end of the Payment
52,945,000.00

       2. Available Collateral Invested Amount as of the end o
105,883,000.00


    CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
4.416666730
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
4.416666730

    B. Calculation of Class B Interest

       1. Class B Coupon
5.3000%
       2. Beginning Invested Amount
52,945,000.00

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of FC&A
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class B Invested Percentage
5.0003400%
          (b) Principal Allocation Percentage                 N/A

       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account
0.00
          (b) Total amount on deposit in Principal
              Funding Account                                 N/A

       4. Delinquent Balances
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)   (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class B Investor Default Amount
331,548.16

       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of such Payment Da
0.00

       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date
0.00
          (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
0.00%

       8. Available Collateral Invested Amount
105,883,000.00

       9. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class B Pool Factor
1.00000000

    E. Receivables Balances

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47



******************************************************************************
*
    Household Finance Corporation
    Household Affinity Funding Corporation
May-97
    Household Affinity Credit Card Master Trust I, Series 1993
16-Jun-97

******************************************************************************
*

    *** Trust Portfolio Activity Summary ***

    Performance Ratios (expressed as a percentage of Principal Receivables)
       Payment Rate
24.877%
       Annualized Gross Cash Yield (excluding principal recove
18.756%
       Annualized Net Default Rate
7.274%
       Annualized Portfolio Yield
11.482%

    Delinquency status of accounts:
       5 - 29 days ($)
232,690,039.29
       5 - 29 days (%)     (Gross/Gross)
3.76%
       30 - 59 days($)
77,850,924.40
       30 - 59 days (%)     (Gross/Gross)
1.26%
       60+ days ($)
178,747,026.50
       60+ days (%)     (Gross/Gross)
2.89%
            Total ($)
489,287,990.19
            Total (%)     (Gross/Gross)
7.91%

    Collections
       Principal
1,452,204,079.21
       Finance Charge
66,267,653.05
       Fees
9,639,664.61
       Allocated Interchange
19,722,061.57
       Other Recoveries
380,489.86
       Principal Recoveries
1,232,780.47
       Total
1,549,446,728.77

    Adjustment Payments
0.00
    Transfer Deposit Amount
0.00

       Gross Principal Defaults
38,466,576.70
       Principal Recoveries
       Defaulted Receivables Repurchased Pursuant to Article 2
0.00
       Defaulted Receivables Repurchased Pursuant to Article 3
0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec
37,233,796.23

    *** Reallocated Investor Finance Charge and Administrative Collections ***

    Reallocated Investor Finance Charge and Administrative Col
8,996,819.43
    Investor Defaulted Amount (Gross)
3,683,606.83
    Series Adjusted Portfolio Yield                                 10.839%

    *** Class A Invested Percentage Allocations ***

    Class A Invested Percentage
84.9998980%
    Fixed Class A Invested Percentage
84.9998980%

    Class A Monthly Interest (Due) [Section 4.08(a)]
2,333,333.33
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
0.00
    Class A Additional Interest (Due) [Section 4.08(a)]
0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)
0.00
    Class A Investor Default Amount
3,131,062.05
    Allocable Servicing Fee (Due) [Section 3]
980,393.33
    Previously unpaid Allocable Servicing Fee
0.00

    Class A Required Amount [Section 4.09(a)]
0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect
0.00
         From Cash Collateral Account Withdrawls [Section 4.14
0.00
         From Subordinated Principal Collections [Section 4.15
0.00
         Total ("Funded Class A Required Amount")
0.00

    Class A Invested Percentage of Reallocated FC&A [Section 4
7,647,287.34
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
1,202,498.63
    Funded Class A Required Amount
0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat
0.00
    Total Available for Class A Invested Percentage Allocation
6,444,788.71

    Class A Monthly Interest (Paid)
2,333,333.33
    Overdue Class A Monthly Interest (Paid)
0.00
    Class A Additional Interest (Paid)
0.00
    Overdue Class A Additional Interest (Paid)
0.00
    Reimb. of Class A Investor Default Amount (Paid)
3,131,062.05
    Allocable Servicing Fee (Paid)
980,393.33
    Previously unpaid Allocable Servicing Fee (Paid)
0.00

    Class A Interest Shortfall
0.00

    *** Class B Invested Percentage Allocations ***

    Class B Invested Percentage
5.0000340%
    Fixed Class B Invested Percentage
5.0000340%

    Class B Monthly Interest (Due) [Section 4.08(b)]
144,609.00
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
0.00
    Class B Additional Interest (Due) [Section 4.08(b)]
0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)
0.00
    Class B Investor Default Amount
184,181.59

    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In
0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]
0.00
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
0.00

    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]
184,181.59
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
184,181.59

    Class B Invested Percentage of Reallocated FC&A [Section 4
449,844.03
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
305,235.03
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In
0.00
    Funded Class B Default Amount
184,181.59
    Total Available for Class B Floating Allocations
328,790.59

    Class B Monthly Interest (Paid)
144,609.00
    Overdue Class B Monthly Interest (Paid)
0.00
    Class B Additional Interest (Paid)
0.00
    Overdue Class B Additional Interest (Paid)
0.00
    Reimbursement Class B Investor Default Amount (Paid)
184,181.59

    Class B Interest Shortfall
0.00

    *** Collateral Invested Percentage Allocations ***

    Collateral Invested Percentage
10.0000680%

    Collateral Monthly Interest (Due) [Section 4.08(c)]
349,676.00
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)
0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]
0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08
0.00
    Collateral Investor Default Amount
368,363.19

    Collateral Invested Percentage of Reallocated FC&A [Sectio
899,688.06
    Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)
550,012.06
    From Excess Reallocated FC&A to Fund Collateral Investor D
368,363.19
    Total Available for Collateral Invested Percentage Allocat
718,039.19

    Collateral Monthly Interest (Paid)
349,676.00
    Overdue Collateral Monthly Interest (Paid)                 0.00
    Collateral Additional Interest (Paid)
0.00
    Overdue Collateral Additional Interest (Paid)
0.00
    Reimbursement of Collateral Default Amount (Paid)
368,363.19

    Collateral Interest Shortfall
0.00


    *** Reimbursement of Shortfalls ***

    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)
1,202,498.63
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)
305,235.03
          Excess Collateral Interest Reallocated FC&A [Section
550,012.06
             Total
2,057,745.72
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]
0.00
        Allocated to reimburse Class A Investor Charge-Offs [S
0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
0.00
        Allocated to fund the Class B Investor Default Amount
184,181.59
        Allocated to reimburse Class B Invested Amount reducti
0.00
        Allocated to unpaid Allocated Servicing Fee from previ
0.00
        Allocated to fund the Collateral Default Amount [Secti
368,363.19
        Allocated to reimburse Collateral Invested Amount redu
0.00
        Allocated to the Cash Collateral Account [Section 4.13
0.00
        Allocated pursuant to the Collateral Agreement [Sectio
1,505,200.94

    Subordinated Principal Collections [Section 4.15]
20,859,869.96
       Allocated to Class A Required Amount [Section 4.15(a)]
0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.15(b)]
0.00
        Allocated to fund the Class B Investor Default Amount
0.00

    *** Amortization Allocations ***

    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield Te       Not
Triggered
       Other Amortization Events                                     Not
Triggered
    Transaction Period
REVOLVING

    Principal Allocation Percentage                           N/A
    Principal Allocation Percentage Numerator                 N/A

    Available Investor Principal Collections
         Investor Principal Collections
128,473,517.74
         Subordinated Principal Collections
0.00
         Series Allocable Miscellaneous Payments
0.00
         Series 1993-2 Excess Principal Collections
0.00
         [Subordinated Series Reallocated Principal Collection
0.00
      Available Investor Principal Collections
128,473,517.74

    Collateral Principal Collections
14,274,943.16

    Controlled Distribution Amount                            N/A
    Class A Monthly Principal (Due) [Section 4.09(a)]
0.00
    Class A Monthly Principal (Paid)
0.00

    Deficit Controlled Amortization Amount
0.00

    Total Available to Pay Class B Monthly Principal
128,473,517.74
    Class B Monthly Principal (Due) [Section 4.09(b)]
0.00
    Class B Monthly Principal (Paid)
0.00

    Collateral Monthly Principal (Due) [Section 4.09(c)]              0.00
    Collateral Monthly Principal (Paid)
0.00

    Series 1993-2 Principal Shortfall
0.00
    Trust Excess Principal Collections
142,748,460.90

    *** Funding Accounts ***

    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders
0.00
    Class A Principal Funding Account Balance                 N/A

    Class B Principal Funding Account deposits
0.00
    Principal Distributed to Class B Certificateholders
0.00
    Class B Principal Funding Account Balance                 N/A

    Class A Interest Payment/Deposit
       from Collection Account
2,333,333.33
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders
2,333,333.33
       Principal Funding Account Balance                      N/A

    Class B Interest Payment/Deposit
       from Collection Account
144,609.00
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders
144,609.00
       Principal Funding Account Balance                      N/A

    Class A Investor Charge-Offs
0.00
    Reimbursement of Class A Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs
0.00

    Reduction of Class B Invested Amount (Other than Class B I
0.00
    Class B Investor Charge-Offs
0.00
    Reimbursement of Class B Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R
0.00

    Reduction of the Collateral Invested Amount
0.00
    Previous month's ending Collateral Invested Amount
58,824,000.00
    Current Month's ending Collateral Invested Amount
58,824,000.00
    Reimbursement of Collateral Invested Amount reductions
0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti
0.00

    Unpaid current Allocated Servicing Fee
0.00
    Reimbursement of unpaid Allocated Servicing Fee
0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee
0.00

    *** Receivables Outstanding & Invested Amounts ***

    Principal Receivables outstanding [Last Month]
6,142,736,239.29
    Average Principal outstanding based upon additional accoun
6,142,736,239.29
    Principal Receivables outstanding
6,097,970,723.18
    Finance Charge and Administrative Receivables outstanding
90,753,980.47

    Class A Invested Amount
500,000,000.00
    Class B Invested Amount
29,412,000.00
    Collateral Invested Amount
58,824,000.00

    Series Adjusted Invested Amount
588,236,000.00
    Series Required Sellers Amount
41,176,520.00
    Required Collateral Amount
58,824,000.00
    Available Collateral Amount
58,824,000.00

    Class A Certificate Balance
500,000,000.00
    Class B Certificate Balance
29,412,000.00

    *** Cash Collateral Account ***

    Cash Collateral Account [Section 4.14]
       Begin Balance                                            0.00
       Deposit of Excess Collections
0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount
0.00
          To reimburse Class A Investor Charge-Offs
0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative Excess Interest Amount
0.00
          To fund the Class B Investor Default Amount
0.00
          To reimburse Class B Invested Amount reductions
0.00
                 Total
0.00
       Deposit of Collateral Monthly Principal
0.00
       Net Available
0.00
       Required Cash Collateral Amount
0.00
       Collateral Surplus
0.00
       Cash Collateral Account Surplus
0.00
       End Balance
0.00

    Collateral Surplus (Prime)
0.00
    Cash Collateral Account Surplus (Prime)
0.00


    CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
4.666666660
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
4.666666660

    B. Calculation of Class A Interest

       1. Class A Certificate Coupon
5.6000%
       2. Beginning Invested Amount                        500,000,000.00

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of Finance Charge & Administrative R
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class A Invested Percentage
84.9998980%
          (b) Principal Allocation Percentage                 N/A

       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account
0.00
          (b) Total amount on deposit in Principal
              Funding Account                                 N/A

       4. Delinquent Balances
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)      (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)      (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)      (Gross/Gross)
2.89%

       5. Class A Investor Default Amount
3,131,062.05

       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with respect to the Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Da
0.00

       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date
980,393.33

       8. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class A Pool Factor
1.00000000

    E. Receivables Balances

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47

    F. Class B Certificates

       1. Class B Invested Amount as of the end of the Payment
29,412,000.00

       2. Available Collateral Invested Amount as of the end o
58,824,000.00


    CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
4.916666667
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
4.916666667

    B. Calculation of Class B Interest
       1. Class B Certificate Coupon
5.9000%
       2. Beginning Class B Invested Amount
29,412,000.00

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of FC&A
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class B Invested Percentage
5.0000340%
          (b) Principal Allocation Percentage                 N/A

       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account
0.00
          (b) Total amount on deposit in Principal
              Funding Account                                 N/A

       4. Delinquent Balances
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)      (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)      (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)      (Gross/Gross)
2.89%

       5. Class B Investor Default Amount
184,181.59

       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of such Payment Da
0.00

       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date
0.00
          (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
0.00%

       8. Available Collateral Invested Amount
58,824,000.00

       9. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class B Pool Factor
1.00000000

    E. Receivables Balances

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47



******************************************************************************
*
    Household Finance Corporation
    Household Affinity Funding Corporation
May-97
    Household Affinity Credit Card Master Trust I, Series 1994
16-Jun-97

******************************************************************************
*

    *** Trust Portfolio Activity Summary ***

    Performance Ratios (expressed as a percentage of Principal Receivables)
       Payment Rate
24.877%
       Annualized Gross Cash Yield (excluding principal recove
18.756%
       Annualized Net Default Rate
7.274%
       Annualized Portfolio Yield
11.482%

    Delinquency status of accounts:
       5 - 29 days ($)
232,690,039.29
       5 - 29 days (%)     (Gross/Gross)
3.76%
       30 - 59 days($)
77,850,924.40
       30 - 59 days (%)     (Gross/Gross)
1.26%
       60+ days ($)
178,747,026.50
       60+ days (%)     (Gross/Gross)
2.89%
            Total ($)
489,287,990.19
            Total (%)     (Gross/Gross)
7.91%

    Collections
       Principal
1,452,204,079.21
       Finance Charge
66,267,653.05
       Fees
9,639,664.61
       Allocated Interchange
19,722,061.57
       Other Recoveries
380,489.86
       Principal Recoveries
1,232,780.47
       Total
1,549,446,728.77

    Aggregate Principal Shortfalls for Group 1
0.00

    Adjustment Payments
0.00
    Transfer Deposit Amount
0.00

       Gross Principal Defaults
38,466,576.70
       Principal Recoveries
       Defaulted Receivables Repurchased Pursuant to Article 2
0.00
       Defaulted Receivables Repurchased Pursuant to Article 3
0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec
37,233,796.23

    *** Reallocated Investor Finance Charge and Administrative Collections ***

    Reallocated Investor Finance Charge and Administrative Col
15,744,712.64
    Investor Defaulted Amount (Gross)
6,262,124.11
    Series Adjusted Portfolio Yield
11.379%

    *** Class A Invested Percentage Allocations ***

    Class A Invested Percentage
85.0000000%
    Fixed Class A Invested Percentage
85.0000000%

    Class A Monthly Interest (Due) [Section 4.08(a)]
4,410,555.56
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
0.00
    Class A Additional Interest (Due) [Section 4.08(a)]
0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)
0.00
    Class A Investor Default Amount
5,322,805.49
    Allocable Servicing Fee (Due) [Section 3]
1,666,666.67
    Previously unpaid Allocable Servicing Fee
(0.00)

    Class A Required Amount [Section 4.10 (a)]
0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect
0.00
         From Cash Collateral Account Withdrawls [Section 4.14
0.00
         From Subordinated Principal Collections [Section 4.15
0.00
         Total ("Funded Class A Required Amount")
0.00

    Class A Invested Percentage of Reallocated FC&A [Section 4
13,383,005.74
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
1,982,978.02
    Funded Class A Required Amount
0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat
0.00
    Total Available for Class A Invested Percentage Allocation
11,400,027.72

    Class A Monthly Interest (Paid)
4,410,555.56
    Overdue Class A Monthly Interest (Paid)
0.00
    Class A Additional Interest (Paid)
0.00
    Overdue Class A Additional Interest (Paid)
0.00
    Reimb. of Class A Investor Default Amount (Paid)
5,322,805.49
    Allocable Servicing Fee (Paid)
1,666,666.67
    Previously unpaid Allocable Servicing Fee (Paid)
0.00

    Class A Interest Shortfall
0.00

    *** Class B Invested Percentage Allocations ***

    Class B Invested Percentage
5.0000000%
    Fixed Class B Invested Percentage
5.0000000%

    Class B Monthly Interest (Due) [Section 4.08(b)]
252,083.33
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
0.00
    Class B Additional Interest (Due) [Section 4.08(b)]
0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)
0.00
    Class B Investor Default Amount
313,106.21

    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In
0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]
0.00
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
0.00

    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]
313,106.21
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
313,106.21

    Class B Invested Percentage of Reallocated FC&A [Section 4
787,235.63
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
535,152.30
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In
0.00
    Funded Class B Default Amount
313,106.21
    Total Available for Class B Floating Allocations
565,189.54

    Class B Monthly Interest (Paid)
252,083.33
    Overdue Class B Monthly Interest (Paid)
0.00
    Class B Additional Interest (Paid)
0.00
    Overdue Class B Additional Interest (Paid)
0.00
    Reimbursement Class B Investor Default Amount (Paid)
313,106.21

    Class B Interest Shortfall
0.00

    *** Collateral Invested Percentage Allocations ***

    Collateral Invested Percentage
10.0000000%

    Collateral Monthly Interest (Due) [Section 4.08(c)]
594,444.44
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)
0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]
0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08
0.00
    Collateral Investor Default Amount
626,212.41

    Collateral Invested Percentage of Reallocated FC&A [Sectio
1,574,471.26
    Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)
980,026.82
    From Excess Reallocated FC&A to Fund Collateral Investor D
626,212.41
    Total Available for Collateral Invested Percentage Allocat
1,220,656.85

    Collateral Monthly Interest (Paid)
594,444.44
    Overdue Collateral Monthly Interest (Paid)
0.00
    Collateral Additional Interest (Paid)
0.00
    Overdue Collateral Additional Interest (Paid)
0.00
    Reimbursement of Collateral Default Amount (Paid)
626,212.41

    Collateral Interest Shortfall
0.00

    *** Reimbursement of Shortfalls ***

    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)
1,982,978.02
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)
535,152.30
          Excess Collateral Interest Reallocated FC&A [Section
980,026.82
             Total
3,498,157.14
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]
0.00
        Allocated to reimburse Class A Investor Charge-Offs [S
0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
0.00
        Allocated to fund the Class B Investor Default Amount
313,106.21
        Allocated to reimburse Class B Invested Amount reducti
0.00
        Allocated to unpaid Allocated Servicing Fee from previ
0.00
        Allocated to fund the Collateral Default Amount [Secti
626,212.41
        Allocated to reimburse Collateral Invested Amount redu
0.00
        Allocated to the Cash Collateral Account [Section 4.13
0.00
        Allocated pursuant to the Collateral Agreement [Sectio
2,558,838.52

    Subordinated Principal Collections [Section 4.15]
35,461,495.24
       Allocated to Class A Required Amount [Section 4.15(a)]
0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.15(b)]
0.00
        Allocated to fund the Class B Investor Default Amount
0.00

    *** Amortization Allocations ***

    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield Te       Not
Triggered
       Other Amortization Events                                     Not
Triggered
    Transaction Period
REVOLVING

    Principal Allocation Percentage                           N/A
    Principal Allocation Percentage Numerator                 N/A

    Available Investor Principal Collections
         Investor Principal Collections
218,404,883.11
         Subordinated Principal Collections
0.00
         Series Allocable Miscellaneous Payments
0.00
         Series 1994-1 Excess Principal Collections
0.00
         [Subordinated Series Reallocated Principal Collection
0.00
      Available Investor Principal Collections
218,404,883.11

    Collateral Principal Collections
24,267,209.23

    Controlled Distribution Amount                            N/A
    Class A Monthly Principal (Due) [Section 4.09(a)]
0.00
    Class A Monthly Principal (Paid)
0.00

    Deficit Controlled Amortization Amount
0.00

    Total Available to Pay Class B Monthly Principal
218,404,883.11
    Class B Monthly Principal (Due) [Section 4.09(b)]
0.00
    Class B Monthly Principal (Paid)
0.00

    Collateral Monthly Principal (Due) [Section 4.09(c)]
0.00
    Collateral Monthly Principal (Paid)
0.00

    Series 1994-1 Principal Shortfall
0.00
    Trust Excess Principal Collections
242,672,092.34

    *** Funding Accounts ***

    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders
0.00
    Class A Principal Funding Account Balance                 N/A

    Class B Principal Funding Account deposits
0.00
    Principal Distributed to Class B Certificateholders
0.00
    Class B Principal Funding Account Balance                 N/A

    Class A Interest Payment/Deposit
       from Collection Account
4,410,555.56
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders
4,410,555.56
       Principal Funding Account Balance                      N/A

    Class B Interest Payment/Deposit
       from Collection Account
252,083.33
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders
252,083.33
       Principal Funding Account Balance
0.00

    Class A Investor Charge-Offs
0.00
    Reimbursement of Class A Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs
0.00

    Reduction of Class B Invested Amount (Other than Class B I
0.00
    Class B Investor Charge-Offs
0.00
    Reimbursement of Class B Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R
0.00

    Reduction of the Collateral Invested Amount
0.00
    Previous month's ending Collateral Invested Amount
100,000,000.00
    Current Month's ending Collateral Invested Amount
100,000,000.00
    Reimbursement of Collateral Invested Amount reductions
0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti
0.00

    Unpaid current Allocated Servicing Fee
0.00
    Reimbursement of unpaid Allocated Servicing Fee
0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee
(0.00)

    *** Receivables Outstanding & Invested Amounts ***

    Principal Receivables outstanding [Last Month]
6,142,736,239.29
    Average Principal outstanding based upon additional accoun
6,142,736,239.29
    Principal Receivables outstanding [End of Month]
6,097,970,723.18
    Finance Charge and Administrative Receivables outstanding
90,753,980.47

    Class A Invested Amount
850,000,000.00
    Class B Invested Amount
50,000,000.00
    Collateral Invested Amount
100,000,000.00

    Series Adjusted Invested Amount
1,000,000,000.00
    Series Required Sellers Amount
70,000,000.00
    Required Collateral Amount
100,000,000.00
    Available Collateral Amount
100,000,000.00

    Class A Certificate Balance
850,000,000.00
    Class B Certificate Balance
50,000,000.00

    *** Cash Collateral Account ***

    Cash Collateral Account [Section 4.14]
       Begin Balance
0.00
       Deposit of Excess Collections
0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount
0.00
          To reimburse Class A Investor Charge-Offs
0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative Excess Interest Amount
0.00
          To fund the Class B Investor Default Amount
0.00
          To reimburse Class B Invested Amount reductions
0.00
                 Total
0.00
       Deposit of Collateral Monthly Principal
0.00
       Net Available
0.00
       Required Cash Collateral Amount
0.00
       Collateral Surplus
0.00
       Cash Collateral Account Surplus
0.00
       End Balance
0.00

    Collateral Surplus (Prime)
0.00
    Cash Collateral Account Surplus (Prime)
0.00


    CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
5.188888894
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
5.188888894

    B. Calculation of Class A Interest

       1. Calculation of Class A Certificate Rate
         (a) One-month LIBOR
5.687500%
         (b) Spread
0.150000%
         (c) Class A Certificate Rate
5.837500%
       2. Beginning Invested Amount
850,000,000.00
       3. Days in the Interest Period
32

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of Finance Charge & Administrative R
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class A Invested Percentage
85.0000000%
          (b) Principal Allocation Percentage                 N/A

       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account
NA
          (b) Total amount on deposit in Principal
              Funding Account
NA

       4. Delinquent Balances (as reported for 12/16/96 Distribution)
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)   (Gross/Gross)            3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class A Investor Default Amount
5,322,805.49

       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with respect to the Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Da
0.00

       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date
1,666,666.67

       8. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class A Pool Factor
1.00000000

    E. Receivables Balances ( as reported for 12/16/96 Distribution)

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close
          of business on the last day of the preceding Due Per   90,753,980.47

    F. Class B Certificates (as reported for 12/16/96 Distribution)

       1. Class B Invested Amount as of the end of the Payment
50,000,000.00

       2. Available Collateral Invested Amount as of the end o
100,000,000.00


    CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
5.041666600
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
5.041666600

    B. Calculation of Class B Interest
       1. Class B Certificate Coupon
6.0500%
       2. Beginning Class B Invested Amount
50,000,000.00

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of FC&A
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class B Invested Percentage
5.0000000%
          (b) Principal Allocation Percentage                 N/A

       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account
NA
          (b) Total amount on deposit in Principal
              Funding Account
NA

       4. Delinquent Balances (as reported for 12/16/96 Distribution)
          (a) 5 - 29 days -- ($)                              232,690,039.29
                                        (%)   (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class B Investor Default Amount
313,106.21

       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of such Payment Da
0.00

       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date
0.00
          (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
0.00%

       8. Available Collateral Invested Amount (as reported fo
100,000,000.00

       9. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class B Pool Factor
1.00000000

    E. Receivables Balances (as reported for 12/16/96 Distribution)

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47



******************************************************************************
*
    Household Finance Corporation
    Household Affinity Funding Corporation
May-97
    Household Affinity Credit Card Master Trust I, Series 1994
16-Jun-97

******************************************************************************
*

    *** Trust Portfolio Activity Summary ***

    Performance Ratios (expressed as a percentage of Principal Receivables)
       Payment Rate
24.877%
       Annualized Gross Cash Yield (excluding principal recove
18.756%
       Annualized Net Default Rate
7.274%
       Annualized Portfolio Yield
11.482%

    Delinquency status of accounts:
       5 - 29 days ($)
232,690,039.29
       5 - 29 days (%)     (Gross/Gross)
3.76%
       30 - 59 days($)
77,850,924.40
       30 - 59 days (%)     (Gross/Gross)
1.26%
       60+ days ($)
178,747,026.50
       60+ days (%)     (Gross/Gross)                                 2.89%
            Total ($)
489,287,990.19
            Total (%)     (Gross/Gross)
7.91%

    Collections
       Principal
1,452,204,079.21
       Finance Charge
66,267,653.05
       Fees
9,639,664.61
       Allocated Interchange
19,722,061.57
       Other Recoveries
380,489.86
       Principal Recoveries
1,232,780.47
       Total
1,549,446,728.77

    Aggregate Principal Shortfalls for Group 1
0.00

    Adjustment Payments
0.00
    Transfer Deposit Amount
0.00

       Gross Principal Defaults
38,466,576.70
       Principal Recoveries
       Defaulted Receivables Repurchased Pursuant to Article 2
0.00
       Defaulted Receivables Repurchased Pursuant to Article 3
0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec
37,233,796.23

    *** Reallocated Investor Finance Charge and Administrative Collections ***

    Reallocated Investor Finance Charge and Administrative Col
16,337,629.31
    Investor Defaulted Amount (Gross)
6,262,124.11
    Series Adjusted Portfolio Yield
12.091%

    *** Class A Invested Percentage Allocations ***

    Class A Invested Percentage
87.0000000%
    Fixed Class A Invested Percentage
87.0000000%

    Class A Monthly Interest (Due) [Section 4.08(a)]
5,075,000.00
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
0.00
    Class A Additional Interest (Due) [Section 4.08(a)]
0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)
0.00
    Class A Investor Default Amount
5,448,047.98
    Allocable Servicing Fee (Due) [Section 3]
1,666,666.67
    Previously unpaid Allocable Servicing Fee
0.00

    Class A Required Amount [Section 4.10 (a)]
0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect
0.00
         From Cash Collateral Account Withdrawls [Section 4.14
0.00
         From Subordinated Principal Collections [Section 4.15
0.00
         Total ("Funded Class A Required Amount")
0.00

    Class A Invested Percentage of Reallocated FC&A [Section 4
14,213,737.50
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
2,024,022.85
    Funded Class A Required Amount
0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat
0.00
    Total Available for Class A Invested Percentage Allocation
12,189,714.65

    Class A Monthly Interest (Paid)
5,075,000.00
    Overdue Class A Monthly Interest (Paid)
0.00
    Class A Additional Interest (Paid)
0.00
    Overdue Class A Additional Interest (Paid)
0.00
    Reimb. of Class A Investor Default Amount (Paid)
5,448,047.98
    Allocable Servicing Fee (Paid)
1,666,666.67
    Previously unpaid Allocable Servicing Fee (Paid)                    0.00

    Class A Interest Shortfall
0.00

    *** Class B Invested Percentage Allocations ***

    Class B Invested Percentage
4.0000000%
    Fixed Class B Invested Percentage
4.0000000%

    Class B Monthly Interest (Due) [Section 4.08(b)]
240,000.00
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
0.00
    Class B Additional Interest (Due) [Section 4.08(b)]
0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)
0.00
    Class B Investor Default Amount
250,484.96

    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In
0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]
0.00
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
0.00

    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]
250,484.96
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
250,484.96

    Class B Invested Percentage of Reallocated FC&A [Section 4
653,505.17
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
413,505.17
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In          0.00
    Funded Class B Default Amount
250,484.96
    Total Available for Class B Floating Allocations
490,484.96

    Class B Monthly Interest (Paid)
240,000.00
    Overdue Class B Monthly Interest (Paid)
0.00
    Class B Additional Interest (Paid)
0.00
    Overdue Class B Additional Interest (Paid)
0.00
    Reimbursement Class B Investor Default Amount (Paid)
250,484.96

    Class B Interest Shortfall
0.00

    *** Collateral Invested Percentage Allocations ***

    Collateral Invested Percentage
9.0000000%

    Collateral Monthly Interest (Due) [Section 4.08(c)]
535,000.00
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)
0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]
0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08
0.00
    Collateral Investor Default Amount
563,591.17

    Collateral Invested Percentage of Reallocated FC&A
1,470,386.64
    Amount that constitutes Excess FC&A [Section 2 def of Exce
1,470,386.64

    Collateral Monthly Interest (Paid)
535,000.00
    Overdue Collateral Monthly Interest (Paid)
0.00
    Collateral Additional Interest (Paid)
0.00
    Overdue Collateral Additional Interest (Paid)
0.00
    Reimbursement of Collateral Default Amount (Paid)
563,591.17

    Collateral Interest Shortfall
0.00

    *** Reimbursement of Shortfalls ***

    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)
2,024,022.85
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)
413,505.17
          Excess from Collateral Interest Reallocated FC&A [Se
1,470,386.64
             Total
3,907,914.66
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]
0.00
        Allocated to reimburse Class A Investor Charge-Offs [S
0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
0.00
        Allocated to fund the Class B Investor Default Amount
250,484.96
        Allocated to reimburse Class B Invested Amount reducti
0.00
        Allocated to pay current or overdue Collateral Monthly Interest, and Collateral Additional Interest [Section 4.13 (f
535,000.00
        Allocated to unpaid Allocated Servicing Fee from previ
0.00
        Allocated to fund the Collateral Default Amount [Secti
563,591.17
        Allocated to reimburse Collateral Invested Amount redu
0.00
        Allocated to the Cash Collateral Account [Section 4.13
0.00
        Allocated pursuant to the Collateral Agreement [Sectio
2,558,838.53

    Subordinated Principal Collections [Section 4.15]
30,733,295.87
       Allocated to Class A Required Amount [Section 4.15(a)]
0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.15(b)]
0.00
        Allocated to fund the Class B Investor Default Amount
0.00

    *** Amortization Allocations ***

    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield Te       Not
Triggered
       Other Amortization Events                                     Not
Triggered
    Transaction Period
REVOLVING

    Principal Allocation Percentage                           N/A
    Principal Allocation Percentage Numerator                 N/A

    Available Investor Principal Collections
         Investor Principal Collections
220,831,604.03
         Subordinated Principal Collections
0.00
         Series Allocable Miscellaneous Payments
0.00
         Series 1994-1 Excess Principal Collections
0.00
         [Subordinated Series Reallocated Principal Collection
0.00
      Available Investor Principal Collections
220,831,604.03

    Collateral Principal Collections
21,840,488.31

    Controlled Distribution Amount                            N/A
    Class A Monthly Principal (Due) [Section 4.09(a)]
0.00
    Class A Monthly Principal (Paid)
0.00

    Deficit Controlled Amortization Amount
0.00

    Total Available to Pay Class B Monthly Principal
220,831,604.03
    Class B Monthly Principal (Due) [Section 4.09(b)]
0.00
    Class B Monthly Principal (Paid)
0.00

    Collateral Monthly Principal (Due) [Section 4.09(c)]
0.00
    Collateral Monthly Principal (Paid)
0.00

    Series 1994-2 Principal Shortfall
0.00
    Trust Excess Principal Collections
242,672,092.34

    *** Funding Accounts ***

    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders
0.00
    Class A Principal Funding Account Balance                 N/A

    Class B Principal Funding Account deposits
0.00
    Principal Distributed to Class B Certificateholders
0.00
    Class B Principal Funding Account Balance                 N/A

    Class A Interest Payment/Deposit
       from Collection Account
5,075,000.00
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders
5,075,000.00
       Principal Funding Account Balance                      N/A

    Class B Interest Payment/Deposit
       from Collection Account
240,000.00
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders
240,000.00
       Principal Funding Account Balance
0.00

    Class A Investor Charge-Offs
0.00
    Reimbursement of Class A Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs
0.00

    Reduction of Class B Invested Amount (Other than Class B I
0.00
    Class B Investor Charge-Offs
0.00
    Reimbursement of Class B Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R
0.00

    Reduction of the Collateral Invested Amount
0.00
    Previous month's ending Collateral Invested Amount
90,000,000.00
    Current Month's ending Collateral Invested Amount
90,000,000.00
    Reimbursement of Collateral Invested Amount reductions             0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti
0.00

    Unpaid current Allocated Servicing Fee
0.00
    Reimbursement of unpaid Allocated Servicing Fee
0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee
0.00

    *** Receivables Outstanding & Invested Amounts ***

    Principal Receivables outstanding [Last Month]
6,142,736,239.29
    Average Principal outstanding based upon additional accoun
6,142,736,239.29
    Principal Receivables outstanding [End of Month]
6,097,970,723.18
    Finance Charge and Administrative Receivables outstanding
90,753,980.47

    Class A Invested Amount
870,000,000.00
    Class B Invested Amount
40,000,000.00
    Collateral Invested Amount
90,000,000.00

    Series Adjusted Invested Amount
1,000,000,000.00
    Series Required Sellers Amount
70,000,000.00
    Required Collateral Amount
90,000,000.00
    Available Collateral Amount
90,000,000.00

    Class A Certificate Balance
870,000,000.00
    Class B Certificate Balance
40,000,000.00

    *** Cash Collateral Account ***

    Cash Collateral Account [Section 4.14]
       Begin Balance
0.00
       Deposit of Excess Collections
0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount
0.00
          To reimburse Class A Investor Charge-Offs                      0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative
              Excess Interest Amount
0.00
          To fund the Class B Investor Default Amount
0.00
          To reimburse Class B Invested Amount reductions
0.00
                 Total
0.00
       Deposit of Collateral Monthly Principal
0.00
       Net Available
0.00
       Required Cash Collateral Amount
0.00
       Collateral Surplus
0.00
       Cash Collateral Account Surplus
0.00
       End Balance
0.00

    Collateral Surplus (Prime)
0.00
    Cash Collateral Account Surplus (Prime)
0.00


    CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
5.833333333
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
5.833333333

    B. Calculation of Class A Interest

       1. Class A Certificate Coupon
7.000000%
       2. Beginning Invested Amount
870,000,000.00

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of Finance Charge & Administrative R
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class A Invested Percentage
87.0000000%
          (b) Principal Allocation Percentage                 N/A

       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account
NA
          (b) Total amount on deposit in Principal
              Funding Account
NA

       4. Delinquent Balances (as reported for 12/16/96 Distribution)
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)   (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class A Investor Default Amount
5,448,047.98

       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with respect to the Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
              Invested Amount as of the end of such Payment Da          0.00

       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date
1,666,666.67

       8. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class A Pool Factor
1.00000000

    E. Receivables Balances (as reported for 12/16/96 Distribution)

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47

    F. Class B Certificates (as reported for 12/16/96 Distribution)

       1. Class B Invested Amount as of the end of the Payment
40,000,000.00

       2. Available Collateral Invested Amount as of the end o
90,000,000.00


    CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
6.000000000
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
6.000000000

    B. Calculation of Class B Interest
       1. Class B Certificate Coupon
7.20000%
       2. Beginning Class B Invested Amount
40,000,000.00

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of FC&A
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class B Invested Percentage
4.0000000%
          (b) Principal Allocation Percentage                 N/A

       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account
NA
          (b) Total amount on deposit in Principal
              Funding Account
NA

       4. Delinquent Balances (as reported for 12/16/96 Distribution)
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)   (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class B Investor Default Amount
250,484.96

       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of such Payment Da
0.00

       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date
0.00
          (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
0.00%

       8. Available Collateral Invested Amount
90,000,000.00

       9. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class B Pool Factor
1.00000000

    E. Receivables Balances

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47



******************************************************************************
*
    Household Finance Corporation
    Household Affinity Funding Corporation
May-97
    Household Affinity Credit Card Master Trust I, Series 1995
16-Jun-97

******************************************************************************
*

    *** Trust Portfolio Activity Summary ***

    Performance Ratios (expressed as a percentage of Principal Receivables)
       Payment Rate
24.877%
       Annualized Gross Cash Yield (excluding principal recove
18.756%
       Annualized Net Default Rate
7.274%
       Annualized Portfolio Yield
11.482%

    Delinquency status of accounts:
       5 - 29 days ($)
232,690,039.29
       5 - 29 days (%)     (Gross/Gross)
3.76%
       30 - 59 days($)
77,850,924.40
       30 - 59 days (%)     (Gross/Gross)
1.26%
       60+ days ($)
178,747,026.50
       60+ days (%)     (Gross/Gross)
2.89%
            Total ($)
489,287,990.19
            Total (%)     (Gross/Gross)
7.91%

    Collections
       Principal
1,452,204,079.21
       Finance Charge
66,267,653.05
       Fees
9,639,664.61
       Allocated Interchange
19,722,061.57
       Other Recoveries
380,489.86
       Principal Recoveries
1,232,780.47
       Total
1,549,446,728.77

    Aggregate Principal Shortfalls for Group 1
0.00

    Adjustment Payments
0.00
    Transfer Deposit Amount
0.00

       Gross Principal Defaults
38,466,576.70
       Principal Recoveries
       Defaulted Receivables Repurchased Pursuant to Article 2
0.00
       Defaulted Receivables Repurchased Pursuant to Article 3
0.00
       Net Defaulted Amount (Gross Defaults less Principal Rec
37,233,796.23

    *** Reallocated Investor Finance Charge and Administrative Collections ***

    Reallocated Investor Finance Charge and Administrative Col
9,476,177.58
    Investor Defaulted Amount (Gross)
3,757,274.46
    Series Adjusted Portfolio Yield
11.438%

    *** Class A Invested Percentage Allocations ***

    Class A Invested Percentage
87.0000000%
    Fixed Class A Invested Percentage
87.0000000%

    Class A Monthly Interest (Due) [Section 4.08(a)]
2,708,600.00
    Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
0.00
    Class A Additional Interest (Due) [Section 4.08(a)]
0.00
    Overdue Class A Additional Interest (Due) [Section 4.08(a)
0.00
    Class A Investor Default Amount
3,268,828.78
    Allocable Servicing Fee (Due) [Section 3]
1,000,000.00
    Previously unpaid Allocable Servicing Fee
0.00

    Class A Required Amount [Section 4.10 (a)]
0.00
    Funding of Class A Required Amount:
         From Excess Reallocated FC&A to Pay Req. Amount [Sect
0.00
         From Cash Collateral Account Withdrawls [Section 4.14
0.00
         From Subordinated Principal Collections [Section 4.15
0.00
         Total ("Funded Class A Required Amount")
0.00

    Class A Invested Percentage of Reallocated FC&A [Section 4
8,244,274.49
    Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
1,266,845.71
    Funded Class A Required Amount
0.00
    Excess Reallocated FC&A to cover previously unpaid Allocat
0.00
    Total Available for Class A Invested Percentage Allocation
6,977,428.78

    Class A Monthly Interest (Paid)
2,708,600.00
    Overdue Class A Monthly Interest (Paid)
0.00
    Class A Additional Interest (Paid)
0.00
    Overdue Class A Additional Interest (Paid)
0.00
    Reimb. of Class A Investor Default Amount (Paid)
3,268,828.78
    Allocable Servicing Fee (Paid)
1,000,000.00
    Previously unpaid Allocable Servicing Fee (Paid)
0.00

    Class A Interest Shortfall
0.00

    *** Class B Invested Percentage Allocations ***

    Class B Invested Percentage
4.0000000%
    Fixed Class B Invested Percentage
4.0000000%

    Class B Monthly Interest (Due) [Section 4.08(b)]
154,000.00
    Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
0.00
    Class B Additional Interest (Due) [Section 4.08(b)]
0.00
    Overdue Class B Additional Interest (Due) [Section 4.08(b)
0.00
    Class B Investor Default Amount
150,290.98

    Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In
0.00
    Funding of Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess Interest:
         From Excess Reallocated FC&A [Section 4.13(c)]
0.00
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
0.00

    Funding of Class B Investor Default Amount
         From Excess Reallocated FC&A [Section 4.13(d)]
150,290.98
         From Cash Collateral Account Withdrawl [Section 4.14(
0.00
         From Subordinated Principal Collections allocable to
0.00
         Total Funded
150,290.98

    Class B Invested Percentage of Reallocated FC&A [Section 4
379,047.10
    Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
225,047.10
    Funded Excess current or overdue Class B Monthly Interest,
      Class B Additional Interest or the Cummulative Excess In
0.00
    Funded Class B Default Amount
150,290.98
    Total Available for Class B Floating Allocations
304,290.98

    Class B Monthly Interest (Paid)
154,000.00
    Overdue Class B Monthly Interest (Paid)
0.00
    Class B Additional Interest (Paid)
0.00
    Overdue Class B Additional Interest (Paid)
0.00
    Reimbursement Class B Investor Default Amount (Paid)
150,290.98

    Class B Interest Shortfall
0.00

    *** Collateral Invested Percentage Allocations ***

    Collateral Invested Percentage
9.0000000%

    Collateral Monthly Interest (Due) [Section 4.08(c)]
321,000.00
    Overdue Collateral Monthly Interest (Due) [Section 4.08(c)
0.00
    Collateral Additional Interest (Due) [Section 4.08(c)]
0.00
    Overdue Collateral Additional Interest (Due) [Section 4.08
0.00
    Collateral Investor Default Amount
338,154.70

    Collateral Invested Percentage of Reallocated FC&A
852,855.98
    Amount that constitutes Excess FC&A [Section 2 def of Exce
852,855.98

    Collateral Monthly Interest (Paid)
321,000.00
    Overdue Collateral Monthly Interest (Paid)
0.00
    Collateral Additional Interest (Paid)
0.00
    Overdue Collateral Additional Interest (Paid)
0.00
    Reimbursement of Collateral Default Amount (Paid)
338,154.70

    Collateral Interest Shortfall
0.00

    *** Reimbursement of Shortfalls ***

    Excess Reallocated FC&A Collections
      Sources of Excess Reallocated FC&A Collections
          Excess Class A Reallocated FC&A [Section 4.11(a)(iv)
1,266,845.71
          Excess Class B Reallocated FC&A [Section 4.11(b)(ii)
225,047.10
          Excess from Collateral Interest Reallocated FC&A [Se
852,855.98
             Total
2,344,748.79
      Uses of Excess Reallocated FC&A Collections [Section 4.13]
        Allocated to Class A Required Amount [Section 4.13(a)]
0.00
        Allocated to reimburse Class A Investor Charge-Offs [S
0.00
        Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
0.00
        Allocated to fund the Class B Investor Default Amount
150,290.98
        Allocated to reimburse Class B Invested Amount reducti
0.00
        Allocated to pay current or overdue Collateral Monthly Interest, and Collateral Additional Interest [Section 4.13 (f
321,000.00
        Allocated to unpaid Allocated Servicing Fee from previ
0.00
        Allocated to fund the Collateral Default Amount [Secti
338,154.70
        Allocated to reimburse Collateral Invested Amount redu
0.00
        Allocated to the Cash Collateral Account [Section 4.13
0.00
        Allocated pursuant to the Collateral Agreement [Sectio
1,535,303.11

    Subordinated Principal Collections [Section 4.15]
18,439,977.52
       Allocated to Class A Required Amount [Section 4.15(a)]
0.00
       Allocated to pay current or overdue Class B Monthly
            Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.15(b)]
0.00
        Allocated to fund the Class B Investor Default Amount
0.00

    *** Amortization Allocations ***

    Amortization Events
       [Three Month Average Series Adjusted Portfolio Yield Te       Not
Triggered
       Other Amortization Events                                     Not
Triggered
    Transaction Period
REVOLVING

    Principal Allocation Percentage                           N/A
    Principal Allocation Percentage Numerator                 N/A

    Available Investor Principal Collections
         Investor Principal Collections
132,498,962.42
         Subordinated Principal Collections
0.00
         Series Allocable Miscellaneous Payments
0.00
         Series 1995-1 Excess Principal Collections
0.00
         [Subordinated Series Reallocated Principal Collection
0.00
      Available Investor Principal Collections
132,498,962.42

    Collateral Principal Collections
13,104,292.98

    Controlled Distribution Amount                            N/A
    Class A Monthly Principal (Due) [Section 4.09(a)]
0.00
    Class A Monthly Principal (Paid)
0.00

    Deficit Controlled Amortization Amount
0.00

    Total Available to Pay Class B Monthly Principal
132,498,962.42
    Class B Monthly Principal (Due) [Section 4.09(b)]
0.00
    Class B Monthly Principal (Paid)
0.00

    Collateral Monthly Principal (Due) [Section 4.09(c)]
0.00
    Collateral Monthly Principal (Paid)
0.00

    Series 1995-1 Principal Shortfall
0.00
    Trust Excess Principal Collections
145,603,255.40

    *** Funding Accounts ***

    Class A Principal Funding Account deposit                 N/A
    Principal Distributed to Class A Certificateholders
0.00
    Class A Principal Funding Account Balance                 N/A

    Class B Principal Funding Account deposits
0.00
    Principal Distributed to Class B Certificateholders
0.00
    Class B Principal Funding Account Balance                 N/A

    Class A Interest Payment/Deposit
       from Collection Account
2,708,600.00
       from Principal Funding Account                         N/A
       Paid to Class A Certificateholders
2,708,600.00
       Principal Funding Account Balance                      N/A

    Class B Interest Payment/Deposit
       from Collection Account
154,000.00
       from Principal Funding Account                         N/A
       Paid to Class B Certificateholders
154,000.00
       Principal Funding Account Balance
0.00

    Class A Investor Charge-Offs
0.00
    Reimbursement of Class A Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class A Investor Charge-Offs
0.00

    Reduction of Class B Invested Amount (Other than Class B I
0.00
    Class B Investor Charge-Offs
0.00
    Reimbursement of Class B Investor Charge-Offs
0.00
    Cumulative Unreimbursed Class B Investor Charge-Offs and R
0.00

    Reduction of the Collateral Invested Amount
0.00
    Previous month's ending Collateral Invested Amount
54,000,000.00
    Current Month's ending Collateral Invested Amount
54,000,000.00
    Reimbursement of Collateral Invested Amount reductions
0.00
    Cumulative Unreimbursed Collateral Invested Amount Reducti
0.00

    Unpaid current Allocated Servicing Fee
0.00
    Reimbursement of unpaid Allocated Servicing Fee
0.00
    Cumulative unreimbursed unpaid Allocated Serving Fee
0.00

    *** Receivables Outstanding & Invested Amounts ***

    Principal Receivables outstanding [Last Month]
6,142,736,239.29
    Average Principal outstanding based upon additional accoun
6,142,736,239.29
    Principal Receivables outstanding [End of Month]
6,097,970,723.18
    Finance Charge and Administrative Receivables outstanding
90,753,980.47

    Class A Invested Amount
522,000,000.00
    Class B Invested Amount
24,000,000.00
    Collateral Invested Amount
54,000,000.00

    Series Adjusted Invested Amount                           600,000,000.00
    Series Required Sellers Amount
42,000,000.00
    Required Collateral Amount
54,000,000.00
    Available Collateral Amount
54,000,000.00

    Class A Certificate Balance
522,000,000.00
    Class B Certificate Balance
24,000,000.00

    *** Cash Collateral Account ***

    Cash Collateral Account [Section 4.14]
       Begin Balance
0.00
       Deposit of Excess Collections
0.00
       Withdrawal Amounts [Section 4.14 (b)]
          For Class A Required Amount
0.00
          To reimburse Class A Investor Charge-Offs
0.00
          To pay current or overdue Class B Monthly
              Interest, Class B Additional Interest or the Cumulative Excess Interest Amount
0.00
          To fund the Class B Investor Default Amount
0.00
          To reimburse Class B Invested Amount reductions
0.00
                 Total
0.00
       Deposit of Collateral Monthly Principal
0.00
       Net Available
0.00
       Required Cash Collateral Amount
0.00
       Collateral Surplus
0.00
       Cash Collateral Account Surplus
0.00
       End Balance
0.00

    Collateral Surplus (Prime)
(0.00)
    Cash Collateral Account Surplus (Prime)
(0.00)


    CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
5.188888889
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
5.188888889

    B. Calculation of Class A Interest

       1. Calculation of Class A Certificate Rate
         (a) One-month LIBOR
5.687500%
         (b) Spread
0.150000%
         (c) Class A Certificate Rate
5.837500%
       2. Beginning Invested Amount
522,000,000.00
       3. Days in the Interest Period
32

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of Finance Charge & Administrative R
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class A Invested Percentage
87.0000000%
          (b) Principal Allocation Percentage                 N/A

       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account
NA
          (b) Total amount on deposit in Principal
              Funding Account
NA

       4. Delinquent Balances
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)   (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class A Investor Default Amount
3,268,828.78

       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with respect to the Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Da
0.00

       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date
1,000,000.00

       8. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class A Pool Factor
1.00000000

    E. Receivables Balances

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47

    F. Class B Certificates

       1. Class B Invested Amount as of the end of the Payment
24,000,000.00

       2. Available Collateral Invested Amount as of the end o
54,000,000.00


    CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
6.416666667
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
6.416666667

    B. Calculation of Class B Interest
       1. Class B Certificate Coupon
7.70000%
       2. Beginning Class B Invested Amount
24,000,000.00

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of FC&A
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class B Invested Percentage
4.0000000%
          (b) Principal Allocation Percentage                 N/A

       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account
NA
          (b) Total amount on deposit in Principal
              Funding Account
NA

       4. Delinquent Balances
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)   (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)                                77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class B Investor Default Amount
150,290.98

       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of such Payment Da
0.00

       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date
0.00
          (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
0.00%

       8. Available Collateral Invested Amount
54,000,000.00

       9. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class B Pool Factor
1.00000000

    E. Receivables Balances

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47



                                 Monthly Servicer's Certificate
             (Delivered pursuant to subsection 3.04(b)
              of the Pooling and Servicing Agreement

               HOUSEHOLD FINANCE CORPORATION
        HOUSEHOLD AFFINITY FUNDING CORPORATION
    HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I
          Class A and Class B Certificates, Series 1997-1


           The undersigned, a duly authorized representative of Household Finance as Servicer (the "Servicer"), pursuant to the Amended and Restated Pooling and Ser dated as of August 1, 1993 (the "Pooling and Servicing Agreement"), by and among Ho
Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trus certify with respect to the information set forth below as follows:

 1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

 2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

 3. The undersigned is a Servicing Officer.

 4. This Certificate relates to the Distribution Date occurrin
16-Jun-97

 5. Trust Information.

(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to ............
1,549,446,728.77

(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to .................................................
1,452,204,079.21
(i) The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ],
24.877%

(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period preceding such Distribution Date was equal to ......................
97,242,649.56

(i) The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ]
18.756%

(ii)The amount of such aggregate with respect to Finance Charg
66,267,653.05

(iiiThe amount of such aggregate with respect to Fees was equa
9,639,664.61

(iv)The amount of such aggregate with respect to Interchange w
19,722,061.57

(v) The amount of such aggregate with respect to Other Recover
380,489.86

(vi)The amount of such aggregate with respect to Principal Rec
1,232,780.47

(d) The Gross Defaulted Amount for the preceding Due Period is
38,466,576.70
(i) The annualized default rate, (d) *12 / (f),  is ..........
7.51%

(ii)The annualized net default rate, [(d)-(c)(vi)] *12 / (f),
7.274%

(e) The Portfolio Yield for such Distribution Date [c(i) - d(i
11.482%

(f) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to ..................
6,142,736,239.29

(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ......................
6,097,970,723.18

(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and the amount in clause (g) divided by 2) is equal to ...........
6,120,353,481.24

(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due
90,753,980.47

(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent  as of the close of business on the last
    day of the calendar month preceding such Distribution Date
232,690,039.29

(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last
    day of the calendar month preceding such Distribution Date
77,850,924.40

(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the day of the calendar month preceding such Distribution Date
178,747,026.50

(m) The aggregate amount of Trust Excess Principal Collections for such
    Distribution Date is......................................
1,273,315,999.54

(n) The aggregate amount of Principal Shortfalls for such Dist
124,273,528.30

 6. Group Two Information

(a) The Average Rate for Group Two (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if an...) is equal to ...................
5.8703%

(b) Group Two Total Investor Collections is equal to .........
252,240,478.58

(c) Group Two Investor Principal Collections is equal to ....  236,409,968.24

(d) Group Two Investor Finance Charge and Administrative Colle
15,830,510.34

(e) Group Two Investor Additional Amounts is equal to ........
0.00

(f) Group Two Investor Default Amount is equal to ............
6,262,124.11

(g) Group Two Investor Monthly Fees is equal to ..............
1,666,666.67

(h) Group Two Investor Monthly Interest is equal to ..........
5,218,044.45

 7.
(a) The Series Adjusted Portfolio Yield for the Due Period preceding such
    Distribution Date was equal to ...........................
11.48%

(b) The Series 1997-1 Allocation Percentage with respect to the Due
    Period preceding such Distribution Date was equal to .....
18.12%

(c) The Floating Allocation Percentage for the Due Period preceding such
    Distribution Date was equal to ...........................
89.84%

(d) The aggregate amount of Reallocated Investor Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to .......................
15,830,510.34

(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to........................
15,830,510.34

(f) Class A Invested Amount ..................................
870,000,000.00

(g) The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to ............
87.00%

(h) The Class A Invested Percentage of the amount set forth in Item 7(d)
    above was equal to .......................................
13,772,544.00

(i) The amount of Class A Monthly Interest for such Distribution Date is equal to..................................................
4,475,666.67

(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to .....
0.00

(k) The amount of Class A Additional Interest for such Distribution Date is equal to ..............................................
0.00

(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to......
0.00

(m) The Class A Investor Default Amount for such Distribution Date is equal to .................................................
5,448,047.98

(n) The Allocable Servicing Fee for such Distribution Date is
1,666,666.67

(o) The Class A Required Amount, if any, with respect to such
    Distribution Date is equal to.............................
0.00

(p) Class B Invested Amount ..................................
47,500,000.00

(q) The Class B Invested Percentage for the Due Period preceding such
    Distribution Date was equal to............................
4.75%

(r) The Class B Invested Percentage of the amount set forth in Item 7(d)
    above is equal to.........................................
751,949.24

(s) The amount of Class B Monthly Interest for such Distribution Date is equal to..................................................
251,961.11

(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to......
0.00

(u) The amount of Class B Additional Interest for such Distribution Date is equal to...............................................
0.00

(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to......
0.00

(w) Class B Investor Default Amount for such Distribution Date is equal
    to........................................................
297,450.90

(x) The Collateral Invested Percentage of the amount set forth in Item 7(d)
    above is equal to.........................................
1,306,017.10

(y) The Series 1997-1 Principal Shortfall for such Distribution Date is equal to..................................................
0.00

(z) The Series 1997-1 Excess Principal Collections is equal to
242,672,092.36

(aa)The amount of Excess Finance Charge and Administrative Collections
    with respect to such Distribution Date is equal to........
3,988,167.91

(bb)The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:

(i) to fund the Class A Required Amount, if any, with
    respect to such Distribution Date.........................
0.00

(ii)to reimburse Class A Investor Charge-Offs.................
0.00

(iiito pay current or overdue Class B Monthly Interest,
    Class B Additional Interest or the Cumulative
    Excess Interest Amount ...................................      0.00

(iv)to fund the Class B Investor Default Amount with
    respect to such Distribution Date........................ 297,450.90

(v) to reimburse certain previous reductions in the Class B
    Invested Amount ........................................        0.00

(vi)to pay the Collateral Monthly Interest for such Distribution
    Date equal to..........................................   490,416.67

(viito pay any portion of the Allocable Servicing Fee not
    paid pursuant to clause (i) above........................      0.00

(viito fund the Collateral Investor Default Amount with
    respect to such Distribution Date....................... 516,625.24

(ix)to make any required deposit in the Cash Collateral Accoun
0.00

(x) to make any required deposit to the Reserve Account [Secti
2,683,675.10


(cc)The amount of Subordinated Principal Collections with respect to such
    Distribution Date is equal to.............................
30,733,295.87

(dd)The amount, if any, of Miscellaneous Payments with respect to such
    Distribution Date is equal to.............................
0.00

(ee)The Principal Allocation Percentage is equal to ..........N/A

(ff)The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to
0.00

(gg)The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to
0.00

(hh)The amount of Class A Investor Charge-Offs for such Distribution
    Date is equal to..........................................
0.00

(ii)The total amount of reimbursements of Class A Investor Charge-Offs for such Distribution Date is equal to....................
0.00

(jj)The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is
0.00

(kk)The total amount of reimbursements of Class B Investor Charge-Offs for such Distribution Date is equal to....................
0.00

(ll)The Class A Invested Amount at the close of business on such
    Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to...............
870,000,000.00

(mm)The Class B Invested Amount at the close of business on such
    Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to...............
47,500,000.00

(nn)The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to.................
82,500,000.00

(oo)The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to..................
82,500,000.00

(pp)The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will
173.684%

(qq)The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, w
0.00

 8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now
    outstanding and to the payment of the Servicer's fee and funding of investor de amounts) prior to making distributions on such Distributio
7,901,719.56

 9. The total amount to be allocated according to the terms of the Collateral
    Agreement on such Distribution Date is equal to ..........
490,416.67

10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equa
0.00

11. The Class A Adjusted Invested Amount
870,000,000.00

12. The Class B Adjusted Invested Amount
47,500,000.00

13. The Controlled Accumulation Amount
0.00

14. The Controlled Deposit Amount
0.00

15. The Deficit Controlled Accumulation Amount
0.00

16. The Principal Funding Account Balance
0.00

17. The Principal Funding Investment Shortfall
N/A

18. The Reserve Account Amount
13,074,375.00

19. The Reserve Account Balance
11,646,762.97

20. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
    (ii) the action taken by the Transferor and Servicer, if any, to remedy such de and (iii) the current status of each such default; if appl
None

12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
    consists of :   ____________________________________________).

14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of April, 1997.


    HOUSEHOLD FINANCE CORPORATION
    as Servicer,

    By:

    Name: Steven H. Smith
    Title: Servicing Officer





    CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
5.144444448
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
5.144444448

    B. Calculation of Class A Interest

       1. Calculation of Class A Certificate Rate
         (a) One-month LIBOR
5.687500%
         (b) Spread
0.100000%
         (c) Class A Certificate Rate
5.787500%
       2. Beginning Invested Amount
870,000,000.00
       3. Days in the Interest Period
32

    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of Finance Charge & Administrative R
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class A Invested Percentage
87.0000000%
          (b) Principal Allocation Percentage                 N/A

       3. Class A Principal
          (a) Total Amount Paid / Deposited to
              Principal Funding Account
NA
          (b) Total amount on deposit in Principal
              Funding Account
NA

       4. Delinquent Balances
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)   (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class A Investor Default Amount
5,448,047.98

       6. Class A Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with respect to the Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class A
              Investor Charge-Offs
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Da
0.00

       7. Allocable Servicing Fee paid for the Distribution
          Date(s) with respect to the Payment Date
1,666,666.67

       8. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class A Pool Factor
1.00000000

    E. Receivables Balances

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47

    F. Class B Certificates

       1. Class B Invested Amount as of the end of the Payment
47,500,000.00

       2. Available Collateral Invested Amount as of the end o
82,500,000.00


    CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

    A. Information Regarding Distributions

       1. Total distribution per $1,000 interest
5.304444421
       2. Principal distribution per $1,000 interest
0.000000000
       3. Interest distribution per $1,000 interest
5.304444421

       1. Calculation of Class B Certificate Rate
         (a) One-month LIBOR
5.687500%
         (b) Spread
0.280000%
         (c) Class B Certificate Rate
5.967500%
       2. Beginning Invested Amount
47,500,000.00
       3. Days in the Interest Period
32


    C. Performance of Trust

       1. Collections of Receivables
          (a) Total Collections
1,549,446,728.77
          (b) Collections of FC&A
97,242,649.56
          (c) Collections of Principal
1,452,204,079.21

       2. Allocation of Receivables
          (a) Class B Invested Percentage
4.7500000%
          (b) Principal Allocation Percentage                 N/A

       3. Class B Principal
          (a) Total Amount Paid / Deposited to
              the Principal Funding Account
NA
          (b) Total amount on deposit in Principal
              Funding Account
NA

       4. Delinquent Balances
          (a) 5 - 29 days -- ($)
232,690,039.29
                                        (%)   (Gross/Gross)
3.76%
          (b) 30 - 59 days-- ($)
77,850,924.40
                                        (%)   (Gross/Gross)
1.26%
          (c) 60+ days -- ($)
178,747,026.50
                                        (%)   (Gross/Gross)
2.89%

       5. Class B Investor Default Amount
297,450.90

       6. Class B Investor Charge-Offs;
          Reimbursement of Charge-Offs.
          (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
              Payment Date
0.00
          (b) The amount of Item 6(a) per $1,000 interest
0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-Offs and other reductions
0.00
          (d) The amount of Item 6(c) per $1,000 interest
0.00
          (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of such Payment Da
0.00

       7. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at close of business
              on the Payment Date
0.00
          (b) Available Cash Collateral Amount as a percent of the
              Class B Invested Amount, each at close of business on the
              Payment Date                                             0.00%

       8. Available Collateral Invested Amount
82,500,000.00

       9. Deficit Controlled Amortization Amount for such Paym
0.00

    D. Class B Pool Factor
1.00000000

    E. Receivables Balances

       1. Principal Receivables as of close of business on the last day of the preceding Due Period
6,097,970,723.18

       2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Per
90,753,980.47